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                                                              Exhibit 99.906CERT

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof the JPMorgan Intrepid European Fund, JPMorgan Japan Fund, JPMorgan International Growth Fund, JPMorgan International Value Fund, JPMorgan International Opportunities Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Asia Equity Fund, JPMorgan International Equity Fund, JPMorgan Tax Aware International Opportunities Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Large Cap Value Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Tax Aware U.S. Equity Fund, JPMorgan Market Neutral Fund, JPMorgan Global Healthcare Fund (the "Funds"), each a series of JPMorgan Trust I.

I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ George C.W. Gatch
----------------------
George C.W. Gatch
President

July 6, 2005
--------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof the JPMorgan Intrepid European Fund, JPMorgan Japan Fund, JPMorgan International Growth Fund, JPMorgan International Value Fund, JPMorgan International Opportunities Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Asia Equity Fund, JPMorgan International Equity Fund, JPMorgan Tax Aware International Opportunities Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Large Cap Value Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Tax Aware U.S. Equity Fund, JPMorgan Market Neutral Fund, JPMorgan Global Healthcare Fund (the "Funds"), each a series of JPMorgan Trust I.

I, Suzanne E. Cioffi, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

/s/ Suzanne E. Cioffi
----------------------
Suzanne E. Cioffi
Principal Financial Officer

July 6, 2005
--------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.